                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information, included in Post-Effective Amendment Number 70 to the Registration Statement (Form N-1A, No. 33-44964) of Willamette Funds of The Coventry Group and to the use of our report dated May 8, 2000 incorporated by reference therein.





                                                              ERNST & YOUNG LLP


Columbus, Ohio
June 12, 2000